Exhibit 10.2

WILLSCOT MOBILE MINI HOLDINGS CORP.

4646 E Van Buren St., Suite 400

Phoenix, AZ 85008

February 27, 2024

Each of the Commitment Parties
listed on Schedule I hereto

Project Brunello
Notice of Reduction of Bridge Commitments

Ladies and Gentlemen:

Reference is hereby made to that certain Amended and Restated Commitment Letter, dated as of February 12, 2024 (the “Amended and Restated Commitment Letter”), among, inter alios, WillScot Mobile Mini Holdings Corp., a Delaware corporation (“WillScot”), and each of the Commitment Parties listed on Schedule I hereto and/or their respective affiliates (collectively, the “Commitment Parties”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Amended and Restated Commitment Letter.

In accordance with the terms of the Amended and Restated Commitment Letter, including the last paragraph under the caption “Titles and Roles,” WillScot hereby notifies the Commitment Parties that, effective as of the date hereof, the amount of the Bridge A Facility and the Bridge B Facility and the obligations and commitments of the Commitment Parties set forth in the Amended and Restated Commitment Letter with respect to the Bridge A Facility and the Bridge B Facility are hereby reduced on a pro rata basis by an aggregate principal amount of $375,000,000 and $375,000,000, respectively, and, with respect to such reductions, are terminated and of no further force or effect. After giving effect to such reductions, (i) the aggregate principal amount of outstanding commitments with respect to the Bridge A Facility is $500,000,000, (ii) the aggregate principal amount of outstanding commitments with respect to the Bridge B Facility is $500,000,000, and (iii) the outstanding commitments of each Commitment Party with respect to the Bridge A Facility and the Bridge B Facility are set forth opposite such Commitment Party’s name on Schedule I attached hereto.

This notice shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law.

Delivery of an executed counterpart of a signature page of this letter by facsimile transmission or other electronic transmission (i.e., a “pdf” or “tiff”) shall be effective as delivery of a manually executed counterpart hereof.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

Very truly yours,

WILLSCOT MOBILE MINI HOLDINGS CORP.

By:	/s/ Timothy D. Boswell
	Name:	Timothy D. Boswell
	Title:	President & Chief Financial Officer

[Signature Page to Bridge Commitment Reduction Notice]

Schedule I

BRIDGE A COMMITMENTS

Initial Bridge A Lender	Commitment Amount
JPMorgan Chase Bank, N.A.	$112,500,000.00
MUFG Bank, Ltd.	$112,500,000.00
Wells Fargo Bank, National Association	$112,500,000.00
Deutsche Bank AG Cayman Islands Branch	$50,000,000.00
Bank of Montreal	$22,500,000.00
ING Capital LLC	$20,000,000.00
M&T Bank	$20,000,000.00
PNC Bank, National Association	$20,000,000.00
Sumitomo Mitsui Banking Corporation	$20,000,000.00
Capital One, National Association	$5,000,000.00
The Huntington National Bank	$5,000,000.00
Total:	$500,000,000.00

BRIDGE B COMMITMENTS

Initial Bridge B Lender	Commitment Amount
JPMorgan Chase Bank, N.A.	$112,500,000.00
MUFG Bank, Ltd.	$112,500,000.00
Wells Fargo Bank, National Association	$112,500,000.00
Deutsche Bank AG Cayman Islands Branch	$50,000,000.00
Bank of Montreal	$22,500,000.00
ING Capital LLC	$20,000,000.00
M&T Bank	$20,000,000.00
PNC Bank, National Association	$20,000,000.00
Sumitomo Mitsui Banking Corporation	$20,000,000.00
Capital One, National Association	$5,000,000.00
The Huntington National Bank	$5,000,000.00
Total:	$500,000,000.00